Exhibit 32
SECTION 1350 CERTIFICATION

In connection with the quarterly report of Andain, Inc. (“Company”) on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2012	/s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech, President
(principal executive officer)

Dated: May 21, 2012	/s/ Gai Mar-Chaim
Gai Mar-Chaim, Secretary/Treasurer (principal financial officer)